SunCoke Energy, Inc. Q1 2017 Earnings Conference Call April 20, 2017 Exhibit 99.2

Forward-Looking Statements This slide presentation should be reviewed in conjunction with the First Quarter 2017 earnings release of SunCoke Energy, Inc. (SXC) and conference call held on April 20, 2017 at 11:00 a.m. ET. Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke Energy Partners, L.P. (SXCP), in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP.  All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix. SXC Q1 2017 Earnings Call

Simplification Transaction Update While unable to reach agreement on Simplification Transaction, fundamentals of coke and logistics businesses remain sound Unable to agree with Conflicts Committee on appropriate share-for-unit exchange ratio for unaffiliated LP units Received input from SXC shareholders throughout process SXC BoD remained price disciplined Continue to believe in strategic rationale and benefits of consolidated structure for both SXC and SXCP stakeholders – but process has been terminated Remain focused on executing FY 2017 objectives Deliver operational excellence and optimize asset base Execute Indiana Harbor oven rebuild initiative Achieve FY 2017 financial targets and deliver on commitments to shareholders Well positioned to leverage strong competitive advantages to capitalize on sustained coke and logistics industry dynamics Further steel recovery could lead to structural domestic coke shortage Continue to experience improvement in coal logistics as exports remain attractive SXC Q1 2017 Earnings Call

Q1 2017 Highlights Achieved solid safety and operating performance across coke and coal logistics fleet Executing IHO rebuild campaign; continue to experience sustained performance from previously rebuilt ovens Handled record coal export volume at CMT Delivered significantly improved Q1 ‘17 Adj. EBITDA of $55.6M; ended quarter with strong consolidated liquidity of >$325M Remain well positioned to achieve FY 2017 guidance SXC Q1 2017 Earnings Call

Q1 2017 Overview For a definition and reconciliation of Adjusted EBITDA, please see appendix. Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke. Corporate and Other includes the results of our former coal mining business, contributing Adjusted EBITDA losses of $3.5 million and $6.3 million to Corporate and Other during the three months ended March 31, 2017 and 2016, respectively. Q1 ‘17 EPS of $0.02 up vs. Q1 ‘16 due primarily to Operational items described below and lapping of Q1 ‘16 coal impairment charge Partially offset by $20.4M pre-tax gain on debt extinguishment in Q1 ‘16 Consolidated Adj. EBITDA(1) up $11.8M vs. Q1 ‘16 primarily due to Logistics higher by $7.2M, driven primarily by higher CMT volumes Lower corporate costs and benefit of coal mining divestiture Remain on track to deliver FY 2017 Consol. Adj. EBITDA of $220M – $235M SXC Q1 2017 Earnings Call ($/share) ($ in millions) Earnings per Share (diluted) Consolidated Adj. EBITDA(1) Q1 2017 Earnings

Adjusted EBITDA(1) – Q1 ‘16 to Q1 ‘17 Q1 ‘17 performance driven primarily by lower corporate and coal mining expenses and significantly improved logistics volumes For a definition and reconciliation of Adjusted EBITDA, please see appendix. Corporate and Other includes the results of our former coal mining business, contributing Adjusted EBITDA losses of $3.5 million and $6.3 million to Corporate and Other during the three months ended March 31, 2017 and 2016, respectively. (1) (1) $4.4M – Lapping of certain legal costs $2.8M – Lower legacy coal mining expenses SXC Q1 2017 Earnings Call ($3.1M) – Lower volumes ($1.7M) – Higher O&M due primarily to oven rebuilds $6.2M – Higher CMT volumes $2.1M – Brazil Coke improvement, primarily related to higher technology and licensing fees driven by Q4 ‘16 contract change ($ in millions) (2)

Domestic Coke Business Summary

SunCoke Energy®

Solid Q1 '17 cokemaking performance supports FY 2017 outlook

Domestic Cokemaking Performance



(Production, Kt)
$54/ton
$51/ton
$52/ton
$38/ton
$53/ton
991
998
1,001
964
948
155
154
267
239
176
157
161
265
236
179
158
165
270
227
182
151
165
267
201
180
149
159
259
204
177
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Sales Tons
1,000K
992K
1,000K
964K
946K
Adjusted EBITDA/ton(1)
Granite City
Indiana Harbor
Middletown
Haverhill
Jewell

(1) For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton, please see appendix.

Delivered Adj. EBITDA/ton[(1)] of ~$53 on 948K tons production

- Impacts of IHO oven rebuilds (lower volumes and higher O&M)
- Other facilities largely in line with expectations

Continued stability of previously rebuilt ovens at IHO

- Completed 2016 campaign in Q1
- 2017 rebuild campaign underway

SXC Q1 2017 Earnings Call

7

Coal Logistics Business Summary

SunCoke Energy®

Strong Q1 '17 performance driven primarily by significant increase in CMT volumes



Coal Logistics Performance
(Tons Handled, Kt)
$5.9M
$5.4M
$7.3M
$45.3M
$13.1M
4,315
4,208
4,334
5,712
5,719
3,370
3,232
3,493
3,981
3,644
945
976
841
1,731
2,075
Q1 '16
Q2 '16
Q3 '16
Q4 '16(2)
Q1 '17
CMT Adj. EBITDA(1)
$3.8M
$4.2M
$4.3M
$38.2M
$10.9M
Total Coal Logistics Adj. EBITDA ($M)(1)
CMT (coal & liquids)
Coal Logistics (ex. CMT)

Delivered Q1 '17 Adj. EBITDA of $13.1M, driven primarily by

- Strong volumes due to sustained coal market improvement

Convent contributed ~$11M to Q1 '17 Adjusted EBITDA

- Highest quarterly volume since August 2015 acquisition
- Handled 31Kt merchant thermal coal volumes
- Adj. EBITDA does not include $3.2M deferred revenue for Q1 volume shortfall

(1) Adjusted EBITDA includes Coal Logistics when it is recognized as GAAP revenue. For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2) Q4 2016 Adjusted EBITDA includes $31.5M recognition of previously deferred revenue related to take-or-pay shortfalls throughout 2016.

SXC Q1 2017 Earnings Call 8

Q1 2017 Liquidity Maintain strong consolidated liquidity of >$325M, including >$200M of SXC standalone liquidity SXC Q1 2017 Earnings Call Q1 distribution of $0.5940/unit Final installment of cash consideration from ArcelorMittal (first $20.5M installment received Q4 ‘16) Consolidated Revolver Availability: $172M (Consolidated) Q1 ‘17 Total Debt $857M Gross Leverage(1) 3.77x Gross leverage for Q1 2017 calculated using midpoint of FY 2017E Consolidated Adjusted EBITDA guidance.

Capital Allocation Priorities Board recently authorized SXCP unit purchase program; represents most attractive return for SXC shareholders Expect SXCP will refinance capital structure in Q2 2017 Purchasing SXCP units in open market represents most attractive opportunity Assets we know and operate Highly accretive risk-adjusted returns (including cash yield and tax synergies) Recently received $50M board authorization to purchase SXCP units Continuing pursuit of small organic projects and tuck-in acquisitions within steel and logistics value chain to extent risk-adjusted returns are attractive Will assess and prioritize capital allocation decisions in most efficient manner for SXC shareholders SXC Q1 2017 Earnings Call

2017 Key Initiatives Drive strong operational & safety performance while optimizing asset utilization Deliver Operations Excellence and Optimize Asset Base Complete 53 oven rebuilds to drive further performance improvements Execute Further Oven Rebuilds at IHO Cokemaking Operations Measure risk-adjusted alternatives to ensure most efficient allocation Deploy Capital in Most Accretive Manner for SXC Shareholders Achieve $220M – $235M Consolidated Adjusted EBITDA guidance Accomplish 2017 Financial Objectives SXC Q1 2017 Earnings Call

Questions

Investor Relations 630-824-1907 www.suncoke.com

Appendix

Definitions Adjusted EBITDA represents earnings before interest, (gain) loss on extinguishment of debt, taxes, depreciation and amortization (“EBITDA”), adjusted for impairments, coal rationalization costs, changes to our contingent consideration liability related to our acquisition of CMT and the expiration of certain acquired contractual obligations, and interest, taxes, depreciation and amortization and impairments attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Company's net assets and its ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC/SXCP represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Coal Rationalization expense / (income) includes employee severance, contract termination costs and other costs to idle mines incurred during the execution of our coal rationalization plan. Legacy Costs include costs associated with former mining employee-related liabilities net of certain royalty revenues. SXC Q1 2017 Earnings Call

Reconciliation to Adjusted EBITDA This loss included transaction-related costs of $0.4 million as well as an impairment charge of $10.7 million, which reduced the carrying value of the long-lived assets to be disposed of to zero based on the value implied by the terms of the divestiture agreement with Revelation. Partially offsetting these impacts was a $1.5 million gain recognized in connection with the disposal of certain coal mining permits and related reclamation obligations in exchange for a $1.8 million payment made to Revelation in March 2016. This gain was recorded as a reduction to costs of products sold and operating expenses on the Consolidated Statements of Operations. Prior to the divestiture of our coal mining business, the Company incurred coal rationalization costs including employee severance, contract termination costs and other costs to idle mines incurred during the execution of our coal rationalization plan. The Partnership amended its contingent consideration terms with The Cline Group during the first quarter of 2016. These amendments resulted in a gain of $3.7 million recorded during the three months ended March 31, 2016, which was excluded from Adjusted EBITDA. Land deposits were in connection with the Company's potential new cokemaking facility to be constructed in Kentucky. In association with the acquisition of CMT, we assumed certain performance obligations under existing contracts and recorded liabilities related to such obligations. These contractual performance obligation have expired without the customer requiring performance. As such, the Partnership reversed the liabilities as we no longer have any obligations under the contract. Reflects non-controlling interest in Indiana Harbor and the portion of the Partnership owned by public unitholders. SXC Q1 2017 Earnings Call

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per ton Beginning in the second quarter of 2016, in response to the SEC’s May 2016 update to its guidance on the appropriate use of non-GAAP financial measures, Adjusted EBITDA no longer includes Coal Logistics deferred revenue until it is recognized as GAAP Revenue. Corporate and Other includes the results of our legacy coal mining business which, incurred Adjusted EBITDA losses of $3.5 million and $6.3 million during the three months ended March 31, 2017 and 2016, respectively. SXC Q1 2017 Earnings Call

Balance Sheet & Debt Metrics Represents mid-point of FY 2017 guidance for Adj. EBITDA (Consolidated), Adj. EBITDA attributable to SXCP, and Adj. EBITDA attributable to SXC. SXC Q1 2017 Earnings Call

2017 Guidance Summary Metric 2016 Results 2017 Guidance (published Jan. ‘17) Adjusted EBITDA(1) Consolidated Attrib. to SXC $217.0M $130.4M $220M – $235M $130M – $141M Capital Expenditures(2) ~$48M ~$80M Domestic Coke Production 3.95 Mt ~3.9 Mt Dom. Coke Adj. EBITDA/ton $49 / ton $46 – $49 / ton Operating Cash Flow $219.1M $140M – $155M Cash Taxes(3) $5.9M $8M – $15M For a definition and reconciliation of Adjusted EBITDA, please see other appendix materials. FY 2016 excludes $5.0M of capitalized interest and $11.2M of pre-funded capex related to the CMT shiploader. FY 2017 guidance includes $25.0M for Granite City gas sharing project and excludes capitalized interest. Included in Operating Cash Flow. Guidance remains unchanged from January 2017 announcement SXC Q1 2017 Earnings Call

2017 Capital Expenditures SXC Q1 2017 Earnings Call 2016 consolidated includes approximately $35M in ongoing Coke Capex and $2M ongoing Coal Logistics. 2017 consolidated includes approximately $47M in ongoing Coke CapEx and $3M ongoing Coal Logistics.

2017E Guidance Reconciliation Reflects non-controlling interest in Indiana Harbor and the portion of the Partnership owned by public unitholders. SXC Q1 2017 Earnings Call

Thermal Coal Export Profitability

SunCoke Energy®

Solid API2 benchmark price should continue to support CMT ILB producers' competitiveness in maintaining viable exports



$78
$6
($7)
($12)
($6)
($20)
$39
API 2 Benchmark (1)
BTU Premium
Sulfur Penalty
Ocean Freight (2)
Metric to Short Conversion
Inland Freight (3)
Mine Netback
(in $ per metric tonne)
(in $ per short ton)

(1) Netback calculation example assuming $78 per metric tonne prompt API 2 benchmark (Q1 2017 average).
(2) Ocean Freight for 70,000 metric tonne US Gulf/ARA Coal Panamax freight.
(3) Consists of CN rail transportation from ILB coal mines to CMT and terminal transloading costs.

Believe ILB export thermal solidly profitable at Q1 '17 API2 benchmark pricing of ~$78/t

- Based on average ILB cash cost, netback calculation implies attractive margins

CMT well-positioned to serve existing ILB thermal coal producers

SXC Q1 2017 Earnings Call

22